EXHIBIT 10.1
EXECUTION VERSION
October 28, 2022
Applied Industrial Technologies, Inc.
One Applied Plaza
Cleveland, Ohio 44115

Re:    Amendment No. 3 to Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

    Reference is made to the Amended and Restated Note Purchase and Private Shelf Agreement dated as of October 30, 2019 (as amended by Amendment No. 1 thereto dated March 26, 2021 and Amendment No. 2 thereto dated December 9, 2021, the “Agreement”) between Applied Industrial Technologies, Inc., an Ohio corporation (the “Company”), on the one hand, and PGIM, Inc. (“Prudential”), the Existing Holders party thereto, the Effective Date Purchasers party thereto and each other Prudential Affiliate which has become or becomes a party thereto, on the other hand. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 1.    Amendment. From and after the Effective Date (as defined in Section 3 hereof), the Agreement is amended as follows:

1.1 Paragraph 2C of the Agreement is hereby amended and restated in its entirety to read as follows:

2C. Issuance Period. Shelf Notes may be issued and sold pursuant to this Agreement until the earliest of (i) October 30, 2025, (ii) the 30th day after Prudential shall have given to the Company, or the Company shall have given to Prudential, a written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such 30th day is not a Business Day, the Business Day next preceding such 30th day), (iii) the termination of the Facility under paragraph 7A of this Agreement, and (iv) the acceleration of any Note under paragraph 7A of this Agreement. The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period”.

1.2    Paragraph 2C of the Agreement is hereby amended and restated in its entirety to read as follows:

5H.    Excess Leverage Fee. Without limiting the Company’s obligations under paragraph 6A(2) hereof:

(i)    If the Leverage Ratio is greater than 3.75 to 1.00 as of the last day of any fiscal quarter as reflected on the compliance certificate for such fiscal quarter (or, in the case of the fourth fiscal quarter of a fiscal year, such fiscal year)

Applied Industrial Technologies, Inc.
October 28, 2022

required by paragraph 5A during a Leverage Ratio Step-Up Period, then, in addition to the interest accruing on the Notes, the Company agrees to pay to each holder of a Note a fee (an “Acquisition Excess Leverage Fee”) computed on the daily average outstanding principal amount of such Notes during the fiscal quarter immediately succeeding such fiscal quarter (such succeeding fiscal quarter, an “Applicable Quarter”) at a rate of (1) with respect to the Series D Notes, 1.25% per annum and (2) with respect to all other Notes, 0.75% per annum; provided that with respect to the Series D Notes, if the Leverage Ratio is 4.00 to 1.00 or more as of the end of any fiscal quarter, the Acquisition Excess Leverage Fee applicable to the Series D Notes for the immediately succeeding fiscal quarter shall increase to 1.50% per annum. The Acquisition Excess Leverage Fee with respect to each Note for any period during which such fee accrues shall be calculated on the same basis as interest on such Note is calculated and shall be paid in arrears within three Business Days after the earlier of (A) the date the financial statements and related compliance certificate for such fiscal quarter (or, in the case of the fourth fiscal quarter of a fiscal year, such fiscal year) are delivered pursuant to paragraph 5A and (B) the date such financial statements and related compliance certificate are required to be delivered pursuant to paragraph 5A. The payment and acceptance of any Acquisition Excess Leverage Fee shall not constitute a waiver of any Default or Event of Default. If for any reason the Company fails to deliver the financial statements required by paragraph 5A(i) or 5A(ii) hereof or the related compliance certificate required by paragraph 5A hereof for a fiscal quarter or fiscal year for which the Leverage Ratio Step-Up Period is in effect by the date such financial statements and compliance certificate are required to be delivered, then the Company shall be deemed to have a Leverage Ratio as of the end of such fiscal quarter or fiscal year of greater than 4.00 to 1.00 solely for the purposes of this paragraph 5H(i).

(ii)    Without limiting the provisions of paragraph 5H(i), (A) during the period from January 1, 2018 through December 31, 2018 (the “Initial Period”) and (B) during each fiscal quarter thereafter for which the Leverage Ratio is greater than or equal to 2.00 to 1.00 as of the last day of any fiscal quarter as reflected on the compliance certificate for such fiscal quarter (or, in the case of the fourth fiscal quarter of a fiscal year, such fiscal year) required by paragraph 5A, (each such fiscal quarter being an “Additional Fiscal Quarter” and, together with the Initial Period, each an “Applicable Period”) in addition to the interest accruing on the Existing Notes, the Company agrees to pay to each holder of an Existing Note a fee (an “Additional Excess Leverage Fee”; the Additional Excess Leverage Fee and the Acquisition Excess Leverage Fee are collectively referred to herein as the “Excess Leverage Fee”) computed on the daily average outstanding principal amount of such Existing Notes during (x) the Initial Period at the rate per annum equal to 1.25% and (y) any Additional Fiscal Quarter at the rate per annum as set forth in the table below:

Applied Industrial Technologies, Inc.
October 28, 2022

Leverage Ratio	Additional Excess Leverage Fee
Greater than or equal to 4.00 to 1.00	1.50%
Greater than or equal to 3.50 to 1.00 and less than 4.00 to 1.00	1.25%
Greater than or equal to 3.00 to 1.00 and less than 3.50 to 1.00	0.50%
Greater than or equal to 2.00 to 1.00 and less than 3.00 to 1.00	0.25%

The Additional Excess Leverage Fee with respect to each Existing Note for any Applicable Period shall be calculated on the same basis as interest on such Existing Note is calculated and shall be paid in arrears within three Business Days after (I) with respect to the Initial Period, the end of each fiscal quarter ending during the Initial Period and (II) with respect to each Additional Fiscal Quarter, upon the earlier of (A) the date the financial statements and related compliance certificate for such fiscal quarter (or, in the case of the fourth fiscal quarter of a fiscal year, such fiscal year) are delivered pursuant to paragraph 5A and (B) the date such financial statements and related compliance certificate are required to be delivered pursuant to paragraph 5A. The payment and acceptance of any Additional Excess Leverage Fee shall not constitute a waiver of any Default or Event of Default. If for any reason the Company fails to deliver the financial statements required by paragraph 5A(i) or 5A(ii) hereof or the related compliance certificate required by paragraph 5A hereof for a fiscal quarter or fiscal year by the date such financial statements and compliance certificate are required to be delivered, then the Company shall be deemed to have a Leverage Ratio as of the end of such fiscal quarter or fiscal year of greater than 4.00 to 1.00 solely for the purposes of this paragraph 5H(ii). For the avoidance of doubt, for any fiscal quarter for which both the Additional Excess Leverage Fee and the Acquisition Excess Leverage Fee would be payable, the Company shall pay an Excess Leverage Fee at a rate per annum equal to the greater of the applicable Additional Excess Leverage Fee and the applicable Acquisition Excess Leverage Fee and no Excess Leverage Fee shall exceed a rate per annum of 1.50%.

1.3    Paragraph 6B(12) of the Agreement is hereby amended and restated in its entirety to read as follows:
6B(12). [Reserved]
.
1.4    The definition of “Priority Debt” contained in paragraph 10B of the Agreement is hereby amended and restated in its entirety to read as follows:

“Priority Debt” shall mean, as of any time of determination thereof, the aggregate amount, without duplication, of (i) all obligations of the Company or Subsidiaries secured by Liens permitted by clauses (iv) or (v) of paragraph 6B(1) and (ii) Debt of Subsidiaries, other than (a) Debt of the Canadian Borrowers owed to the Canadian Banks under the Credit Agreement, (b) Debt under any accounts receivables

Applied Industrial Technologies, Inc.
October 28, 2022

financing permitted pursuant to paragraph 6B(7), (c) Debt owed by a Subsidiary to the Company or another Subsidiary, and (d) all Debt of any Subsidiary that has provided a Guaranty of Payment of Debt under this Agreement.

    SECTION 2.    Representations and Warranties. The Company and each Subsidiary party hereto hereby represents and warrants to Prudential and each holder of Notes that: (a) the execution and delivery of this letter has been duly authorized by all necessary corporate or limited liability company, as applicable, action on behalf of the Company and each such Subsidiary and this letter has been duly executed and delivered by a duly authorized officer of the Company and each such Subsidiary, and all necessary or required consents to and approvals of this letter have been obtained and are in full force and effect, (b) each representation and warranty set forth in paragraph 8 of the Agreement and Section 6 of each Guaranty of Payment of Debt is true and correct as of the date of the execution and delivery of this letter by the Company and each such Subsidiary with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date) and (c) no Default or Event of Default exists under the Agreement as of the date hereof.

    SECTION 3.    Conditions Precedent. The amendments described in Section 1 above shall become effective on the date (the “Effective Date”) when each of the following conditions has been satisfied:

3.1    Documents. Prudential and each holder of a Note shall have received original counterparts or, if satisfactory to the Required Holder(s), certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to the Required Holder(s), dated the date hereof unless otherwise indicated, and on the date hereof in full force and effect:

(i)    counterparts of this letter executed by the Company, each Subsidiary party to a Guaranty of Payment of Debt, Prudential and each holder of a Note.

3.2    The Company shall have paid, to the extent invoiced prior to the Effective Date, the reasonable fees, charges and disbursements of ArentFox Schiff LLP, special counsel to Prudential and the holders of the Notes incurred in connection with this letter.

3.3    Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter shall be satisfactory to the Required Holder(s), and the Required Holder(s) shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

SECTION 4.    Waiver and Release. The Company and each Subsidiary party hereto, by signing below, hereby waives and releases Prudential and each holder of a Note, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

Applied Industrial Technologies, Inc.
October 28, 2022

    SECTION 5.    Reference to and Effect on Note Agreement and Notes; Ratification of Documents. Upon the effectiveness of the amendments in Section 1 of this letter, each reference to the Agreement in any Note, any Guaranty of Payment of Debt or any document relating to the Agreement shall mean and be a reference to the Agreement, as modified by this letter. Except as specifically set forth in Section 1 hereof, the Agreement, the Notes, each Guaranty of Payment of Debt and each other document relating thereto shall remain in full force and effect and are hereby ratified and confirmed in all respects. Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Agreement, any Note, any Guaranty of Payment of Debt or any other document relating thereto, (b) operate as a waiver of any right, power or remedy of Prudential or any holder of the Notes, or (c) constitute a waiver of, or consent to any departure from, any provision of the Agreement, any Note, any Guaranty of Payment of Debt or any other document relating thereto at any time. Without limiting the foregoing, each party hereto acknowledges and agrees that notwithstanding the execution and delivery of this letter, paragraph 6B(12) of the Agreement applies to all covenants contained in any Material Indebtedness Agreement existing as of the date hereof which are more restrictive than the covenants contained in the Agreement (as amended hereby). The execution, delivery and effectiveness of this letter shall not be construed as a course of dealing or other implication that Prudential or any holder of the Notes has agreed to or is prepared to grant any consents or agree to any amendment to the Agreement in the future, whether or not under similar circumstances. In the event of a conflict between the terms of the Agreement and this letter, the terms of this letter shall control.

    SECTION 6.    Confirmation of Guarantees. By its signature below, each Subsidiary party to a Guaranty of Payment of Debt agrees and consents to the terms and provisions of this letter and agrees that its Guaranty of Payment of Debt shall remain in full force and effect and is hereby ratified and confirmed in all respects after giving effect to this letter.

    SECTION 7.    Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

    SECTION 8.    Counterparts; Section Titles. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature page follows]

Very truly yours,

PGIM, INC.
By:    /s/ Thomas Molzahn
    Vice President

THE GIBRALTAR LIFE INSURANCE CO.,
LTD.

By:    PGIM Japan Co., Ltd. (as Investment
    Manager)

By:    PGIM, Inc.
(as Sub-Adviser)

By: /s/ Thomas Molzahn____________________
    Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:    PGIM, Inc. (as Investment Manager)
By: /s/ Thomas Molzahn___________________
    Vice President

PRUDENTIAL LEGACY INSURANCE COMPANY
OF NEW JERSEY

By:    PGIM, Inc. (as Investment Manager)
By: /s/ Thomas Molzahn____________________
    Vice President

Signature page to Applied Industrial Technologies
Amendment No. 3 to Amended and Restated Note Purchase
and Private Shelf Agreement

Applied Industrial Technologies, Inc.
October 28, 2022

THE LINCOLN NATIONAL LIFE    INSURANCE COMPANY
FARMERS INSURANCE EXCHANGE
MID CENTURY INSURANCE COMPANY

By:    PGIM Private Placement Investors, L.P.
    (as Investment Advisor)

By:    PGIM Private Placement Investors, Inc.
    (as its General Partner)
    By: /s/ Thomas Molzahn___________________
        Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE   CORPORATION

By:    Pruco Life Insurance Company (as Grantor)

By:    PGIM, Inc. (as Investment Manager)

By: /s/ Thomas Molzahn__________________
    Vice President

Applied Industrial Technologies, Inc.
October 28, 2022

Agreed and Accepted:

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

By:/s/ David K. Wells _____________________
Name: David K. Wells
Title: Vice President – Chief Financial Officer & Treasurer

By:/s/ Fred D. Bauer_______________________
Name: Fred D. Bauer
Title: Vice President – General Counsel & Secretary

Applied Industrial Technologies, Inc.
October 28, 2022

Consented to:

APPLIED INDUSTRIAL TECHNOLOGIES - CA LLC
APPLIED INDUSTRIAL TECHNOLOGIES - DIXIE, INC.
ESI ACQUISITION CORPORATION
BEARINGS PAN AMERICAN, INC.
BEARINGS SALES AND SERVICES INC.
AIR DRAULICS ENGINEERING CO.
APPLIED INDUSTRIAL TECHNOLOGIES - CAPITAL INC.
SPENCER FLUID POWER, INC.
APPLIED FLUID POWER HOLDINGS, LLC
BAY ADVANCED TECHNOLOGIES, LLC
CAROLINA FLUID COMPONENTS, LLC
DTS FLUID POWER, LLC
HYDROAIR HUGHES, LLC
FLUIDTECH, LLC
POWER SYSTEMS, LLC
A&H FLUID TECHNOLOGIES, INC.
AIT INTERNATIONAL, INC.
APPLIED INDUSTRIAL TECHNOLOGIES – PACIFIC LLC
ATLANTIC FASTENERS CO., LLC
S. G. MORRIS CO., LLC
APPLIED MAINTENANCE SUPPLIES & SOLUTIONS, LLC
APPLIED US ENERGY, INC.
HUB INDUSTRIAL SUPPLY, LLC
BARO CONTROLS, INC.
BARO PROCESS PRODUCTS, INC.
BASIN ENGINE & PUMP, INC.
CORROSION FLUID PRODUCTS CORP.
EADS DISTRIBUTION, LLC
FCX PERFORMANCE, INC.
HUGHES MACHINERY COMPANY
PUMP ENERGY, INC.
PUMP PROS, INC.
R.L. STONE COMPANY, INC.
OLYMPUS CONTROLS CORP.
APPLIED US ENERGY–OKLAHOMA, LLC
GIBSON ENGINEERING COMPANY, INC.
ADVANCED CONTROL SOLUTIONS & AUTOMATION, INC.
R. R. FLOODY COMPANY, INC.

By:/s/ David K. Wells__________________________
Name: David K. Wells
Title: Vice President – Chief Financial Officer & Treasurer

Applied Industrial Technologies, Inc.
October 28, 2022

Consented to:

APPLIED INDUSTRIAL TECHNOLOGIES, INC.,
as sole member of Applied Industrial Technologies – PA LLC

By: /s/ David K. Wells________________________
Name: David K. Wells
Title: Vice President – Chief Financial Officer & Treasurer

APPLIED CANADA HOLDINGS, ULC,
as general partner of Applied US, L.P.

By: /s/David K. Wells ________________________
Name: David K. Wells
Title: Vice President – Chief Financial Officer & Treasurer

APPLIED NOVA SCOTIA COMPANY
APPLIED NORTHERN HOLDINGS, ULC
APPLIED CANADA HOLDINGS, ULC

By: /s/ David K. Wells________________________
Name: David K. Wells
Title: Vice President – Chief Financial Officer & Treasurer